Quarterly Holdings Report
for
Fidelity® Global Credit Fund
September 30, 2024
GLB-NPRT3-1124
1.939065.112
Foreign Government and Government Agency Obligations - 1.3%
		Principal Amount (a)	Value ($)
CANADA - 0.0%
Canadian Government 2.75% 6/1/2033	CAD	60,000	43,828
GERMANY - 1.3%
German Federal Republic 2.5% 7/4/2044 (b)	EUR	620,000	693,539
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $692,620)			737,367

Non-Convertible Corporate Bonds - 65.0%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.4%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.4%
Telstra Group Ltd 3.5% 9/3/2036 (b)	EUR	175,000	197,864
Financials - 2.0%
Financial Services - 0.4%
Leighton Fin USA Pty Ltd 1.5% 5/28/2029 (b)	EUR	236,000	234,124
Insurance - 1.6%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	150,000	177,839
QBE Insurance Group Ltd 6.75% 12/2/2044 (b)(c)		677,000	677,000
			854,839
TOTAL AUSTRALIA			1,286,827
BELGIUM - 0.4%
Financials - 0.4%
Banks - 0.4%
KBC Group NV 6.324% 9/21/2034 (c)(d)		200,000	217,905
CANADA - 0.1%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Alimentation Couche-Tard Inc 2.95% 1/25/2030 (d)		54,000	49,785
DENMARK - 1.8%
Consumer Staples - 0.2%
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	100,000	112,949
Financials - 1.6%
Banks - 1.6%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	630,000	719,998
Jyske Bank A/S 5% 10/26/2028 (b)(c)	EUR	125,000	145,953
			865,951
TOTAL DENMARK			978,900
FINLAND - 0.4%
Financials - 0.4%
Banks - 0.4%
Nordea Bank Abp 4.125% 5/5/2028 (b)	EUR	200,000	231,667
FRANCE - 4.4%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	100,000	113,697
Financials - 2.5%
Banks - 2.5%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		243,000	221,440
BNP Paribas SA 2.5% 3/31/2032 (b)(c)	EUR	400,000	431,836
BPCE SA 5.716% 1/18/2030 (c)(d)		250,000	258,200
Societe Generale SA 4.75% 11/24/2025 (d)		200,000	198,707
Societe Generale SA 6.691% 1/10/2034 (c)(d)		200,000	216,578
			1,326,761
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (b)	EUR	200,000	193,780
Utilities - 1.4%
Electric Utilities - 0.8%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	100,000	121,169
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	200,000	261,731
			382,900
Multi-Utilities - 0.6%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	227,974
Engie SA 4.25% 9/6/2034 (b)	EUR	100,000	117,630
			345,604
TOTAL UTILITIES			728,504

TOTAL FRANCE			2,362,742
GERMANY - 5.3%
Consumer Discretionary - 1.2%
Automobile Components - 1.2%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	115,244
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	200,000	223,677
ZF Europe Finance BV 2% 2/23/2026 (b)	EUR	100,000	107,687
ZF Finance GmbH 2% 5/6/2027 (b)	EUR	200,000	207,091
			653,699
Financials - 1.2%
Banks - 0.3%
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	100,000	144,568
Capital Markets - 0.9%
Deutsche Bank AG 3.25% 5/24/2028 (b)(c)	EUR	100,000	111,389
Deutsche Bank AG 4.5% 7/12/2035 (b)(c)	EUR	100,000	115,154
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	200,000	274,693
			501,236
TOTAL FINANCIALS			645,804

Health Care - 1.1%
Pharmaceuticals - 1.1%
Bayer AG 4.625% 5/26/2033 (b)	EUR	150,000	177,409
Bayer US Finance LLC 6.375% 11/21/2030 (d)		200,000	214,122
Bayer US Finance LLC 6.5% 11/21/2033 (d)		200,000	216,469
			608,000
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	315,000	148,321
Sirius Real Estate Ltd 1.125% 6/22/2026 (b)	EUR	200,000	213,577
			361,898
Utilities - 1.1%
Electric Utilities - 0.6%
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	300,000	299,791
Independent Power and Renewable Electricity Producers - 0.4%
RWE Finance US LLC 5.875% 4/16/2034 (d)		202,000	211,195
Multi-Utilities - 0.1%
E.ON SE 3.375% 1/15/2031 (b)	EUR	50,000	56,581
TOTAL UTILITIES			567,567

TOTAL GERMANY			2,836,968
HONG KONG - 1.7%
Financials - 1.7%
Insurance - 1.7%
AIA Group Ltd 0.88% 9/9/2033 (b)(c)	EUR	200,000	199,672
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		742,000	687,114

TOTAL HONG KONG			886,786
IRELAND - 2.7%
Financials - 2.0%
Banks - 1.7%
AIB Group PLC 2.25% 4/4/2028 (b)(c)	EUR	503,000	549,127
AIB Group PLC 5.25% 10/23/2031 (b)(c)	EUR	320,000	391,006
			940,133
Consumer Finance - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.3% 1/30/2032		150,000	135,374
Industrials - 0.7%
Transportation Infrastructure - 0.7%
Avolon Holdings Funding Ltd 4.25% 4/15/2026 (d)		379,000	375,080
Avolon Holdings Funding Ltd 4.375% 5/1/2026 (d)		26,000	25,740
			400,820
TOTAL IRELAND			1,476,327
LUXEMBOURG - 3.3%
Financials - 0.9%
Financial Services - 0.9%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,503,100	468,489
Real Estate - 2.4%
Industrial REITs - 0.2%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	115,826
Real Estate Management & Development - 2.2%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	486,000	492,876
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	278,000	284,320
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (b)	GBP	150,000	179,926
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	113,235
P3 Group Sarl 4% 4/19/2032 (b)	EUR	100,000	111,208
			1,181,565
TOTAL REAL ESTATE			1,297,391

TOTAL LUXEMBOURG			1,765,880
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		405,000	349,475
MULTI-NATIONAL - 0.4%
Financials - 0.4%
Banks - 0.4%
European Investment Bank 3% 11/15/2028 (b)	EUR	200,000	228,630
NETHERLANDS - 3.9%
Communication Services - 0.2%
Entertainment - 0.2%
Universal Music Group NV 4% 6/13/2031 (b)	EUR	100,000	117,020
Financials - 3.4%
Banks - 1.3%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	100,000	114,771
Cooperatieve Rabobank UA 4% 1/10/2030 (b)	EUR	100,000	116,428
ING Groep NV 4.5% 5/23/2029 (b)(c)	EUR	100,000	116,339
ING Groep NV 4.75% 5/23/2034 (b)(c)	EUR	300,000	364,334
			711,872
Insurance - 2.1%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(c)		249,000	252,561
Argentum Netherlands BV 5.75% 8/15/2050 (b)(c)		868,000	868,781
			1,121,342
TOTAL FINANCIALS			1,833,214

Industrials - 0.3%
Transportation Infrastructure - 0.3%
Royal Schiphol Group NV 3.375% 9/17/2036 (b)	EUR	150,000	166,380
TOTAL NETHERLANDS			2,116,614
NORWAY - 0.2%
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	100,000	101,432
POLAND - 0.7%
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	382,000	384,130
PORTUGAL - 0.5%
Financials - 0.5%
Banks - 0.1%
Banco Espirito Santo SA 4% (b)(f)(g)	EUR	200,000	62,336
Insurance - 0.4%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	200,000	219,369
TOTAL PORTUGAL			281,705
SPAIN - 1.9%
Financials - 1.5%
Banks - 1.5%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (c)		200,000	212,110
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	500,000	560,304
			772,414
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	200,000	232,038
TOTAL SPAIN			1,004,452
SWEDEN - 0.8%
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	300,000	291,036
Samhallsbyggnadsbolaget i Norden AB 2.25% 8/12/2027 (b)(e)	EUR	150,000	136,822

TOTAL SWEDEN			427,858
SWITZERLAND - 2.5%
Financials - 2.5%
Capital Markets - 2.1%
UBS Group AG 2.125% 11/15/2029 (b)(c)	GBP	347,000	415,375
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	600,000	718,395
			1,133,770
Insurance - 0.4%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		250,000	221,955
TOTAL SWITZERLAND			1,355,725
UNITED KINGDOM - 12.7%
Communication Services - 0.7%
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	100,000	132,417
Vodafone Group PLC 6.25% 10/3/2078 (b)(c)		250,000	250,000
			382,417
Consumer Discretionary - 2.3%
Broadline Retail - 1.0%
John Lewis PLC 6.125% 1/21/2025	GBP	385,000	515,131
Hotels, Restaurants & Leisure - 1.0%
Compass Group PLC 3.25% 9/16/2033 (b)	EUR	150,000	166,822
InterContinental Hotels Group PLC 3.375% 10/8/2028 (b)	GBP	130,000	164,157
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	150,000	186,550
			517,529
Household Durables - 0.3%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	213,000	227,346
TOTAL CONSUMER DISCRETIONARY			1,260,006

Consumer Staples - 0.6%
Consumer Staples Distribution & Retail - 0.2%
Tesco Corporate Treasury Services PLC 2.75% 4/27/2030 (b)	GBP	100,000	120,025
Tobacco - 0.4%
BAT Capital Corp 5.834% 2/20/2031		45,000	47,732
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	150,000	168,988
			216,720
TOTAL CONSUMER STAPLES			336,745

Financials - 5.4%
Banks - 5.1%
Barclays PLC 8.407% 11/14/2032 (b)(c)	GBP	150,000	214,213
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	180,000	216,094
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	200,000	242,322
HSBC Holdings PLC 6.8% 9/14/2031 (c)	GBP	100,000	144,679
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	100,000	147,185
Lloyds Banking Group PLC 1.985% 12/15/2031 (c)	GBP	278,000	347,276
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	270,000	323,230
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	486,000	609,263
NatWest Group PLC 3.622% 8/14/2030 (b)(c)	GBP	100,000	131,892
NatWest Group PLC 4.771% 2/16/2029 (b)(c)	EUR	300,000	351,210
			2,727,364
Insurance - 0.3%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	100,000	151,341
TOTAL FINANCIALS			2,878,705

Industrials - 1.3%
Ground Transportation - 0.3%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	150,000	164,464
Trading Companies & Distributors - 0.5%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	200,000	257,951
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	200,000	269,070
TOTAL INDUSTRIALS			691,485

Real Estate - 0.2%
Office REITs - 0.2%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	100,000	132,869
Utilities - 2.2%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	329,000	347,904
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	125,000	140,449
			488,353
Water Utilities - 1.3%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	175,000	183,944
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	150,000	200,303
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	25,000	34,547
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	170,000	182,374
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	56,000	66,242
			667,410
TOTAL UTILITIES			1,155,763

TOTAL UNITED KINGDOM			6,837,990
UNITED STATES - 18.2%
Communication Services - 1.7%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	100,000	113,443
Media - 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.2% 3/15/2028		347,000	337,371
Time Warner Cable LLC 5.875% 11/15/2040		278,000	252,100
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	175,000	193,850
			783,321
TOTAL COMMUNICATION SERVICES			896,764

Energy - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Western Gas Partners LP 4.05% 2/1/2030 (e)		261,000	251,294
Financials - 4.0%
Banks - 1.3%
Huntington Bancshares Inc/OH 6.208% 8/21/2029 (c)		150,000	158,685
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	100,000	114,315
Zions Bancorp NA 3.25% 10/29/2029		500,000	445,539
			718,539
Capital Markets - 1.8%
Ares Capital Corp 2.15% 7/15/2026		208,000	197,657
Ares Capital Corp 3.25% 7/15/2025		260,000	256,129
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	208,000	273,287
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	100,000	114,464
Morgan Stanley 4.656% 3/2/2029 (c)	EUR	100,000	116,972
			958,509
Consumer Finance - 0.9%
Capital One Financial Corp 5.468% 2/1/2029 (c)		44,000	45,103
Capital One Financial Corp 5.817% 2/1/2034 (c)		76,000	79,087
Discover Financial Services 6.7% 11/29/2032		15,000	16,480
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	125,000	141,081
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	130,000	177,041
			458,792
TOTAL FINANCIALS			2,135,840

Health Care - 3.0%
Health Care Providers & Services - 2.5%
Centene Corp 4.25% 12/15/2027		396,000	388,932
Centene Corp 4.625% 12/15/2029		281,000	274,981
Sabra Health Care LP 3.2% 12/1/2031		94,000	82,732
Universal Health Services Inc 2.65% 10/15/2030		695,000	619,871
			1,366,516
Pharmaceuticals - 0.5%
Elanco Animal Health Inc 6.65% 8/28/2028 (c)		243,000	251,518
TOTAL HEALTH CARE			1,618,034

Industrials - 1.4%
Aerospace & Defense - 0.8%
Boeing Co 5.15% 5/1/2030		313,000	313,753
Boeing Co 6.298% 5/1/2029 (d)		14,000	14,729
Boeing Co 6.388% 5/1/2031 (d)		11,000	11,697
Boeing Co 6.528% 5/1/2034 (d)		12,000	12,879
Boeing Co 6.858% 5/1/2054 (d)		17,000	18,659
Boeing Co 7.008% 5/1/2064 (d)		16,000	17,628
			389,345
Building Products - 0.2%
Carrier Global Corp 4.5% 11/29/2032	EUR	100,000	119,910
Passenger Airlines - 0.1%
American Airlines Inc equipment trust certificate 3.75% 4/15/2027		66,379	65,360
Trading Companies & Distributors - 0.3%
Air Lease Corp 3.125% 12/1/2030		191,000	174,778
TOTAL INDUSTRIALS			749,393

Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 1.2%
Vontier Corp 2.4% 4/1/2028		695,000	638,639
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Inc 2.45% 2/15/2031 (d)		190,000	168,373
TOTAL INFORMATION TECHNOLOGY			807,012

Real Estate - 2.1%
Diversified REITs - 0.1%
Vornado Realty LP 3.4% 6/1/2031		79,000	68,108
Health Care REITs - 1.2%
Omega Healthcare Investors Inc 4.75% 1/15/2028		625,000	623,945
Office REITs - 0.8%
Hudson Pacific Properties LP 3.95% 11/1/2027		486,000	439,297
TOTAL REAL ESTATE			1,131,350

Utilities - 4.0%
Electric Utilities - 2.3%
Cleco Corporate Holdings LLC 3.375% 9/15/2029		695,000	637,437
Duke Energy Corp 3.85% 6/15/2034	EUR	207,000	231,595
Southern Co/The 1.875% 9/15/2081 (c)	EUR	364,000	373,785
			1,242,817
Independent Power and Renewable Electricity Producers - 0.8%
AES Corp/The 2.45% 1/15/2031		497,000	430,431
Multi-Utilities - 0.9%
Puget Energy Inc 4.1% 6/15/2030		521,000	501,913
TOTAL UTILITIES			2,175,161

TOTAL UNITED STATES			9,764,848
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $37,531,650)			34,946,646

Preferred Securities - 12.8%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 1.0%
Real Estate - 1.0%
Real Estate Management & Development - 1.0%
CPI Property Group SA 3.75% (b)(c)(h)	EUR	590,000	533,703
FINLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Citycon Oyj 7.875% (b)(c)(h)	EUR	243,000	253,458
GERMANY - 5.3%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.875% (b)(c)(h)	EUR	500,000	523,981
Real Estate - 4.3%
Real Estate Management & Development - 4.3%
Aroundtown Finance Sarl 7.875% (c)(h)		250,000	229,724
Aroundtown SA 3.375% (b)(c)(h)	EUR	1,100,000	1,036,103
Grand City Properties SA 1.5% (b)(c)(h)	EUR	1,000,000	1,001,693
			2,267,520
TOTAL GERMANY			2,791,501
IRELAND - 0.9%
Financials - 0.5%
Banks - 0.5%
AIB Group PLC 6.25% (b)(c)(h)	EUR	250,000	285,685
Industrials - 0.4%
Trading Companies & Distributors - 0.4%
AerCap Holdings NV 5.875% 10/10/2079 (c)		202,000	207,638
TOTAL IRELAND			493,323
SWEDEN - 1.8%
Real Estate - 1.8%
Real Estate Management & Development - 1.8%
Heimstaden Bostad AB 3.248% (b)(c)(h)	EUR	625,000	650,413
Heimstaden Bostad AB 3.625% (b)(c)(h)	EUR	150,000	151,424
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(c)(g)(h)	EUR	313,000	167,239

TOTAL SWEDEN			969,076
SWITZERLAND - 0.6%
Financials - 0.6%
Capital Markets - 0.6%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(g)(h)(i)		1,389,000	138,900
UBS Group AG 7% (b)(c)(h)		200,000	209,044

TOTAL SWITZERLAND			347,944
UNITED KINGDOM - 2.7%
Consumer Staples - 0.8%
Tobacco - 0.8%
British American Tobacco PLC 3% (b)(c)(h)	EUR	388,000	431,009
Financials - 1.0%
Banks - 1.0%
Barclays PLC 7.125% (c)(h)	GBP	200,000	268,213
Barclays PLC 8.875% (b)(c)(h)	GBP	200,000	279,392
			547,605
Industrials - 0.2%
Ground Transportation - 0.2%
Mobico Group PLC 4.25% (b)(c)(h)	GBP	100,000	124,766
Utilities - 0.7%
Electric Utilities - 0.7%
SSE PLC 3.74% (b)(c)(h)	GBP	278,000	369,541
TOTAL UNITED KINGDOM			1,472,921
TOTAL PREFERRED SECURITIES (Cost $9,443,360)			6,861,926

U.S. Treasury Obligations - 16.5%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040	4.51	1,800,000	1,178,930
US Treasury Bonds 3.625% 5/15/2053	3.94 to 4.13	1,200,000	1,092,047
US Treasury Bonds 3.875% 5/15/2043 (k)	4.14 to 5.12	1,070,000	1,029,873
US Treasury Bonds 4.125% 8/15/2044	4.05 to 4.18	625,000	620,117
US Treasury Bonds 4.625% 5/15/2044	4.30 to 4.57	240,000	254,362
US Treasury Bonds 6.25% 5/15/2030 (l)	4.41	550,000	623,670
US Treasury Notes 3.625% 9/30/2031	3.66	50,000	49,906
US Treasury Notes 3.75% 12/31/2030	4.07	360,000	362,123
US Treasury Notes 3.75% 8/31/2031	3.64 to 3.82	760,000	764,038
US Treasury Notes 4.125% 7/31/2031	3.59	500,000	514,068
US Treasury Notes 4.25% 6/30/2031	4.35	400,000	414,094
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	755,000	797,321
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	740,000	772,722
US Treasury Notes 4.625% 4/30/2031	4.47	200,000	211,289
US Treasury Notes 4.625% 5/31/2031	4.50	150,000	158,508
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,697,412)			8,843,068

Money Market Funds - 3.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m) (Cost $1,973,388)	4.89	1,972,993	1,973,388

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $58,338,430)	53,362,395
NET OTHER ASSETS (LIABILITIES) - 0.7%	376,162
NET ASSETS - 100.0%	53,738,557

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Dec 2024	241,412	(1,288)	(1,288)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	3	Dec 2024	624,727	1,260	1,260
CBOT 5-Year U.S. Treasury Note Contracts (United States)	33	Dec 2024	3,626,133	459	459
CBOT Long Term U.S. Treasury Bond Contracts (United States)	38	Dec 2024	4,719,125	(50,354)	(50,354)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	8	Dec 2024	1,064,750	(17,160)	(17,160)
TME 10 Year Canadian Note Contracts (Canada)	10	Dec 2024	924,323	5,094	5,094

TOTAL PURCHASED					(61,989)

Sold

Interest Rate Contracts
ICE Long Gilt Contracts (United Kingdom)	5	Dec 2024	657,980	7,777	7,777

TOTAL FUTURES CONTRACTS					(54,212)
The notional amount of futures purchased as a percentage of Net Assets is 20.8%
The notional amount of futures sold as a percentage of Net Assets is 1.2%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	18,094	AUD	27,000	UBS AG	10/03/24	(573)
USD	74,687	CAD	102,000	Bank of America, N.A.	10/03/24	(734)
USD	60,208	CAD	81,000	BNP Paribas S.A.	12/05/24	219
USD	19,250,376	EUR	17,414,000	Bank of America, N.A.	10/03/24	(134,907)
USD	33,485	EUR	30,000	JPMorgan Chase Bank, N.A.	10/03/24	89
USD	16,720	EUR	15,000	Royal Bank of Canada	10/03/24	22
USD	165,196	EUR	149,000	BNP Paribas S.A.	10/03/24	(671)
USD	148,669	EUR	134,000	BNP Paribas S.A.	10/03/24	(500)
USD	42,219	EUR	38,000	Bank of America, N.A.	10/03/24	(82)
USD	51,827	EUR	47,000	BNP Paribas S.A.	10/03/24	(493)
USD	69,964	EUR	63,000	BNP Paribas S.A.	10/03/24	(168)
USD	713,842	EUR	642,000	Bank of America, N.A.	10/03/24	(833)
USD	63,643	EUR	57,000	BNP Paribas S.A.	10/03/24	191
USD	60,297	EUR	54,000	BNP Paribas S.A.	10/03/24	184
USD	83,756	EUR	75,000	JPMorgan Chase Bank, N.A.	10/03/24	266
USD	20,985,155	EUR	18,721,000	Citibank, N.A.	12/05/24	91,242
USD	285,277	EUR	255,000	BNP Paribas S.A.	12/05/24	680
USD	7,486,404	GBP	5,778,000	State Street Bank and Trust Co	10/03/24	(238,489)
USD	210,209	GBP	161,000	JPMorgan Chase Bank, N.A.	10/03/24	(5,040)
USD	127,189	GBP	95,000	Bank of America, N.A.	10/03/24	179
USD	7,695,939	GBP	5,745,000	Goldman Sachs Bank USA	12/05/24	16,011
AUD	27,000	USD	18,689	Bank of America, N.A.	10/03/24	(22)
CAD	95,000	USD	70,509	BNP Paribas S.A.	10/03/24	(265)
EUR	139,000	USD	154,655	Brown Brothers Harriman & Co	10/03/24	80
EUR	18,570,000	USD	20,764,974	Citibank, N.A.	10/03/24	(92,831)
EUR	150,000	USD	167,385	BNP Paribas S.A.	10/02/24	(413)
GBP	337,000	USD	443,208	JPMorgan Chase Bank, N.A.	10/03/24	7,344
GBP	5,687,000	USD	7,619,443	Goldman Sachs Bank USA	10/03/24	(16,212)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(375,726)
Unrealized Appreciation						116,507
Unrealized Depreciation						(492,233)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	700,000	(14,514)	14,434	(80)
Heidelberg Materials AG	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	330,000	(74,229)	73,380	(849)
Generali	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	300,000	2,916	(3,476)	(560)
Intesa Sanpaolo SpA	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	290,000	6,903	(6,894)	9
AXA SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	450,000	(2,818)	3,061	243
Societe Generale France	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	300,000	8,633	(8,628)	5
UniCredit SpA	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	250,000	5,982	(6,141)	(159)

TOTAL CREDIT DEFAULT SWAPS							(67,127)	65,736	(1,391)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $27,993,803 or 52.0% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,449,186 or 4.5% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Level 3 security
(g)	Non-income producing - Security is in default.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $394,624.
(l)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $259,832.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	2,411,186	14,290,860	14,728,648	61,627	(10)	-	1,973,388	0.0%
Fidelity Securities Lending Cash Central Fund	-	682,117	682,117	40	-	-	-	0.0%
Total	2,411,186	14,972,977	15,410,765	61,667	(10)	-	1,973,388

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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